                                                                   EXHIBIT 10.42


                               SECURITY AGREEMENT
                 (BANKERS HAZARD DETERMINATION SERVICES, INC.)

         THIS SECURITY AGREEMENT (the "Agreement") is executed this 30 day of December, 1996, by BANKERS HAZARD DETERMINATION SERVICES, INC., a Florida corporation (the "Borrower"), in favor of FIRST OF AMERICA BANK - FLORIDA, F.S.B., a federal savings bank (the "Lender"), and is made in reference to the following facts:

         (A) On or about the date hereof, the Lender has agreed to make a secured loan to the Borrower in the original principal amount of $245,000.00 (the "Loan"). The Borrower will be sometimes referred to below as the "Obligor". The Loan is evidenced by a note executed by the Borrower, which will be sometimes referred to below as the "Note", and is secured by numerous instruments of security, including without limitation, Guaranty Agreements, Loan Agreement, other Security Agreements, and UCC-1 Financing Statements, the terms and provisions of all of which are incorporated in and made a part hereof, all of which Note and instruments of security collectively comprise the "Loan Documents".

         (B) As a condition to making the Loan, Lender has required the Borrower to grant the Lender a perfected first security interest in and lien on all of the items described on Exhibit "A" attached hereto, together with all parts, accessions, replacements, and all proceeds thereof, including insurance proceeds (collectively the "Collateral").

         NOW THEREFORE, for and in consideration of the premises and other good and valuable consideration, the Borrower does hereby covenant, agree, warrant and represent with and to the Lender as follows:

         1. Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct and the Recitals by this reference are made a part of this Agreement.

         2. Security Interest. Borrower does hereby grant to Lender a first security interest in and lien on the Collateral as additional security to secure the payment of principal, interest and other sums due or to become due under the Note and any and all extensions, modifications or renewals of the Note, and all present and future indebtedness, obligations, and liabilities contained in or referred to or which may hereafter arise in connection with or as contemplated by the instruments of security for the Note, and any and all modifications or extensions of the Note and the instruments of security therefor, and all obligations and liabilities of Borrower hereunder, all of which are hereinafter referred to as the "Obligations."

         3. Location of Collateral. The Collateral will at all times be located solely within the State of Florida, and will not be removed from the State of Florida without the prior written consent of Lender.

         4. Payment. The Obligor shall pay and perform, all and singular, the Obligations, including but not limited to the payment of sums of principal and interest and other sums payable by virtue of the Loan Documents promptly when due, and shall perform all of Obligor's agreements in the Loan Documents and herein and to pay all taxes and assessments levied or assessed against the Collateral, against this Agreement and against the Obligations secured hereby, whether such taxes and assessments be against the Collateral, the Obligations, the Obligor, the Lender, or another. All such taxes and assessments shall be paid by the Obligor before they become delinquent, and before the date they would have become delinquent or within ten (10) days after payment of same, whichever shall be sooner, obliger shall deliver to Lender official receipts, or copies thereof, showing payment.

         5. Protection of Lender's Security. Borrower is and will be the owner of the Collateral free and clear from any lien, security interest or encumbrance, except for the lien and the obligations of this Agreement. No financing statement covering any of the Collateral is on file in any public office. Borrower will from time to time at the request of Lender execute one or more financing statements and such other documents (and pay the costs of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things, all as Lender may request to establish and maintain a valid perfected security interest in the Collateral to secure the payment and performance of the Obligations.

         6. Costs and Attorneys' Fees. Borrower shall pay, all and singular, the expenditures, costs, charges and expenses, including reasonable attorneys' fees and costs information requests, incurred or paid at any time by the Lender because of the failure on the part of the Obligor promptly and fully to perform and pay the Obligations, and all such costs, charges and expenses shall be immediately due and payable and shall bear interest at the highest legal rate permitted by law to be charged by Lender from time to time, from date of payment by Lender until repaid by Borrower and, together with such interest, shall be secured by the lien of this Agreement.

         7. Default. Borrower shall be in default under this Agreement upon the happening of any of the following events or conditions: (a) failure or omission to perform or pay when due any of the Obligations (including any installment thereof or interest thereon); (b) any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower prove to have been false in any material respect when made or furnished; (c) Borrower makes an assignment for the benefit of creditors; (d) a Receiver is appointed for Borrower or any part of the Collateral; (e) Borrower files a Petition in Bankruptcy, is adjudicated a bankrupt, or files any petition or institutes any proceedings under the Bankruptcy Code with respect to Borrower's assets and liabilities; or
(f) Borrower defaults in, breaches or fails to perform any one or more of the covenants and agreements contained in the Obligations, including without limitation, this Agreement, the Note, or any other instrument executed by Borrower in connection with the Loan secured hereby on even date herewith or hereafter.

         8. Acceleration. Upon the occurrence of any default which remains uncured for ten (10) days or more, Lender may, at its option, declare all Obligations, or any of them (notwithstanding any provision thereof), immediately due and payable without demand or notice of any kind and the same thereupon shall immediately become and be due and payable without demand or notice, and Lender shall have and may exercise from time to time any and all rights and remedies of a Lender under the Uniform Commercial Code of the State of Florida and any and all other rights and remedies available to it under any other applicable law, including the right to foreclose this Agreement and the other instruments of security in the same proceedings. A monetary default shall be deemed to include failure to make payments of principal, interest and late charges under the Note as well as payments of taxes and governmental assessments and premiums for insurance under this Agreement and the other instruments of security for the Loan. Notwithstanding anything contained in the preceding sentences of this paragraph 8 to the contrary, there shall be no requirement of a curative period as set forth above in the event of a default described in subparagraphs (c), (d) or (e) of paragraph 7 hereof. Upon request or demand of Lender, Borrower shall, at Borrower's expense, assemble the Collateral and make it available to the Lender and Borrower shall promptly pay all costs of Lender of collection of any and all of the Obligations and enforcements of rights hereunder, including reasonable attorneys' fees and legal expenses. Expenses of retaking, holding, preparing for sale, selling or the like, shall include those incurred on appeal, if any.

         9. Waiver. No waiver by Lender of any default shall operate as a waiver of any other default or of the same default on a future occasion. No delay or omission on the part of Lender in exercising any right or remedy shall operate as a waiver thereof or the exercise of any other right or remedy.

         10. Provisions Cumulative. The provisions of this Agreement are cumulative and in addition to the provisions of the Note secured by this Agreement and the provisions of the instruments securing the Note and Lender shall have all the benefits, rights and remedies of and under the Note and any other instrument securing same. All rights of Lender hereunder shall inure to the benefit of its successors and assigns and all obligations of Borrower hereunder shall bind the successors and assigns of Borrower.

         11. Florida Contract. This Agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida.

         12. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this agreement.

         13. Assignment by Lender. In the event of any assignment hereof by Lender, Borrower, jointly and severally, covenant and agree that Borrower will not assert against any assignee hereof any claim or defense which Borrower may have against Lender, except Borrower may assert against any such assignee any defense of a type which may be asserted against a holder in due course of a negotiable instrument under the Uniform Commercial Code of the State of Florida.

     14. Headings. The headings of the paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

     IN WITNESS WHEREOF, Borrower has executed this instrument under seal the day and year first above written.


Signed, sealed and delivered               BANKERS HAZARD DETERMINATION
in the presence of:                        SERVICES, INC., a Florida corporation



/s/  Harold David Holland                  By:  /s/ G. Kristin Delano
---------------------------                   ---------------------------
                                              Its Secretary

                                              (CORPORATE SEAL)
---------------------------
As to Borrower




STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30 day of December, 1996, by G. KRISTIN DELANO, the Secretary of BANKERS HAZARD DETERMINATION SERVICES, INC., a Florida corporation, on behalf of the corporation.


Personally Known          OR Produced Identification
                 --------
Type of Identification Provided  Drivers License
                                ----------------------


                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00

                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed in     Acquisition    Accumulated    Net Book
Company   Sys #     Description                                  Service          Value       Depreciation     Value
----------------------------------------------------------------------------------------------------------------------

BHDS      208       INTEL STORAGE EXPRESS W/2ND DRIVE            01/01/95       10,394.00       4,547.37       5,846.6?
BHDS      209       TOKEN RING OPTION                            01/01/95          657.00         287.42         369.5?
BHDS      210       ATLAS PROGRAM CENSUS CODE                    01/01/95          800.00         350.00         450.0?
BHDS      211       NOTEBOOK PC DELL 75 MHZ W/CARRYING CASE      01/01/95        3,667.45       1,604.50       2,062.9?
BHDS      212       COMPAQ PROLINEA PC                           02/01/95        1,836.07         765.03       1,071.0?
BHDS      214       COMPAQ PROLINEA PC                           03/01/95        2,281.24         902.99       1,378.25
BHDS      216       LASERJET 4 PLUS PRINTER                      03/01/95        1,549.33         613.29         936.06
BHDS      217       COMPAQ PROLIANT S-1007 (SEE NOTES)           04/01/95       27,536.90      10,326.34      17,210.56
BHDS      218       COMPAQ PROLINEA PC                           04/01/95        2,503.14         938.68       1,564.46
BHDS      219       COMPAQ PROLINEA PC                           04/01/95        2,503.14         938.68       1,564.46
BHDS      220       COMPAQ PROLINEA PC                           04/01/95        2,503.13         938.67       1,564.46
BHDS      224       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      225       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      226       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      227       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      228       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      229       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      230       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      231       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      232       S/C CHAIR                                    05/01/95          228.40         64.71          163.69
BHDS      233       S/C CHAIR                                    05/01/95          228.42         64.73          163.69
BHDS      234       GRAPHIC INFORMATION SYSTEMS FOR WINDOWS      06/01/95          544.70        181.57          363.13
BHDS      235       SEGATE 1 GIG DRIVE                           06/01/95        1,583.70        527.90        1,055.80
BHDS      236       COMPAQ PROLINEA PC                           06/01/95        1,954.28        651.42        1,302.86
BHDS      238       MADGE EISA TOKEN RING                        06/01/95          724.20        241.39          482.81
BHDS      239       MADGE EISA TOKEN RING                        06/01/95          724.20        241.39          482.81
BHDS      240       COMPAQ NETFLEX TOKEN RING CARD               06/01/95          521.85        173.94          347.91
BHDS      241       COMPAQ NETFLEX TOKEN RING CARD               06/01/95          521.85        173.94          347.91
BHDS      245       TOPOGRAPHICAL RATE MAPS (SEE NOTES)          06/01/95       14,892.04      3,971.21       10,920.83
BHDS      242       COMPAQ 4 ?GB HARD DRIVE                      07/01/95        2,921.68        913.02        2,008.66
BHDS      243       UNIVERSAL WAN 50MM (SEE NOTES)               07/01/95          327.54        102.35          225.19
BHDS      244       PERLE 494E-56 CONTROLLER (SEE NOTES)         07/01/95        3,525.80      1,104.94        2,430.86
BHDS      246       TRADE SHOW DISPLAY/BOOTH (SEE NOTES)         07/01/95        6,783.49      1,695.87        5,087.62
BHDS      247       PROLINEA P/75 PC (SEE NOTES)                 08/01/95        2,803.09        817.56        1,985.53
BHDS      248       PROLINEA P/75 PC (SEE NOTES)                 08/01/95        2,803.09        817.56        1,985.53
BHDS      249       PROLINEA P/75 PC (SEE NOTES)                 08/01/95        2,803.09        817.56        1,985.53
BHDS      253       COMPAQ PROLINEA 456DX4 PC (SEE NOTES)        08/01/95        2,508.84        731.74        1,777.10
BHDS      255       SUMMAGRAPHICS 36 X 48 DIGITIZER              08/01/95        1,578.25        368.25        1,210.00
BHDS      260       MITA 4086 COPIER                             08/01/95        8,239.87      1,922.63        6,317.24
BHDS      256       HP JETDIRECT EXT PRINT SERVER                09/01/95          619.20        167.70          451.50
BHDS      257       IBM P/75 LAPTOP W/LCD & MISC. SOFTWARE       10/01/95        6,152.19      1,538.04        4,614.15
BHDS      258       SUMMAGRAPHICS DIGITIZER                      11/01/95        1,567.55        399.23        1,208.32
BHDS      259       AGISW LAN PAX V3.01 10-USERS                 11/01/95        4,041.64        926.20        3,115.44
BHDS      261       DELL DIMENSION S100T PC (SEE NOTES)          12/01/95        2,528.41        526.75        2,001.66
BHDS      262       DELL DIMENSION S100T PC (SEE NOTES)          12/01/95        2,528.41        526.75        2,001.66
BHDS      263       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      264       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      265       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      266       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      267       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      268       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      269       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      270       COMPAQ PROLINEA E5100 2/630 (SEE NOTES)      01/01/96        2,871.20        538.35        2,332.85
BHDS      271       DELL DIMENSION 590T PC (SEE NOTES)           01/01/96        2,734.07        512.64        2,221.43
BHDS      272       DELL DIMENSION 590T PC (SEE NOTES)           01/01/96        2,734.07        512.64        2,221.43
BHDS      273       MADGE CARDS FOR ASSET PS261 & 262            01/01/96          597.51        112.03          485.48



                                  EXHIBIT "A"

                                  1995 & 1996
                             NET BOOK VALUE REPORT



                                                                 Placed In     Acquisition    Accumulated    Net Book
Company   Sys #     Description                                  Service          Value      Depreciation      Value
----------------------------------------------------------------------------------------------------------------------

BHDS      274       COMPAQ PROLINEA 575E PC (SEE NOTES)          01/01/96        2,451.89        459.72        1,992.17
BHDS      276       ATLAS SELECT 95/00 SUMMER 95 V3.02 SOFTWARE  01/01/96          872.70        163.63          709.07
BHDS      275       COMPAQ 4.3GB HOT PLUGGABLE DRIVE             02/01/96        1,870.75        311.78        1,558.97
BHDS      277       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   032/01/96        3,498.07        510.13       2,987.94
BHDS      278       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   03/01/96        3,498.07        510.13        2,987.94
BHDS      279       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   03/01/96        3,498.07        510.13        2,987.94
BHDS      280       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   03/01/96        3,498.07        510.13        2,987.94
BHDS      281       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   03/01/96        3,498.07        510.13        2,987.94
BHDS      282       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   03/01/96        3,498.07        510.13        2,987.94
BHDS      283       COMPAQ PROLINEA E 5/100 8/1060 (SEE NOTES)   03/01/96        3,498.01        510.12        2,987.89
BHDS      284       GEO CODER STAR DATA GDT DATABASE NATIONAL    04/01/96       17,134.65      2,141.83       14,992.82
BHDS      285       SUMMA GRAPHIC DIGITIZING TABLE               04/01/96        1,720.25        172.02        1,548.23
BHDS      286       INTERNAL HP JET DIRECT PRINT SERVER          04/01/96          567.80         70.97          496.83
BHDS      287       EXTERNAL HP JET DIRECT PRINT SERVER          04/01/96          607.80         75.97          531.83
BHDS      288       COMPAQ PROLINEA E 5100 E/630                 04/01/96        3,003.31        375.41        2,627.90
BHDS      289       DELORME MAPPING SOFTWARE                     05/01/96        1,179.00        122.81        1,056.19
BHDS      297       COMPAQ PROLINEA 5133 16/2 GB MINITOWER       05/01/96        4,015.56        418.28        3,597.28
BHDS      291       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     05/01/96        2,939.14        306.16        2,632.98
BHDS      292       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     05/01/96        2,939.14        306.16        2,632.98
BHDS      293       COMPAQ PROLINEA E 5100 8/630 (SEE NOTES)     05/01/96        2,939.14        306.16        2,632.98
BHDS      294       QUASAR 27" TV/VCR                            05/01/96          629.15         65.58          563.62
BHDS      295       ACD MANAGER VERSION 2.0 SOFTWARE             07/01/96        4,260.00        266.25        3,993.75
BHDS      297       GEO LOCATOR SOFTWARE                         07/01/96       10,000.00        625.00        9,375.00
BHDS      295       COMPAQ SMEM 64MB EXPANSION KIT               07/01/96        2,350.14        146.88        2,203.26
E         299       GEOSTAN DLL UPGRADE                          08/01/96        2,180.00         90.83        2,089.17
BHDS      300       HOST FAX SERVER SOFTWARE & EQUIPMENT         08/01/96       33,090.00          0.00       33,090.00
BHDS      301       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,261.63         94.23        2,167.40
BHDS      302       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,261.63         94.23        2,167.40
BHDS      303       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,261.63         94.23        2,167.40
BHDS      304       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,261.63         94.23        2,167.40
BHDS      305       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,689.64        112.06        2,577.58
BHDS      306       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        2,689.64        112.06        2,577.58
BHDS      307       CTX 17" MONITOR                              08/01/96          798.00         33.25          764.75
BHDS      308       CTX 17" MONITOR                              08/01/96          798.00         33.25          764.75
BHDS      309       CTX 17" MONITOR                              08/01/96          798.00         33.25          764.75
BHDS      310       CTX 17" MONITOR                              08/01/96          798.00         33.25          764.75
BHDS      311       CTX 17" MONITOR                              08/01/96          798.00         33.25          764.75
BHDS      312       CTX 17" MONITOR                              08/01/96          798.00         33.25          764.75
BHDS      313       COMPAQ PROLINEA E 5100 (SEE NOTES)           08/01/96        3,240.36        135.01        3,105.35
BHDS      314       ARTMEDIA 17" MONITOR                         08/01/96          798.00         33.25          764.75
BHDS      316       COVERMATE 600 BINDING SYSTEM                 10/01/96          854.93          0.00          854.93
                                                                               ----------     ---------      ----------
                                        TOTAL BHDS                             304,103.57     58,768.19      245,335.38


                                  EXHIBIT "A"

                                  Page 2 of 2